EXHIBIT 10.34

                [ Letterhead of the Israel Land Administration ]

                                                   File No.:         20784707A
                                                   Account No.:      352687495

LONG TERM LEASE CONTRACT

(low-rise building, industry, commerce or tourism)

        Capitalized

Entered into and signed in Upper Nazareth on the 6th of March, 2002 on the ____ of __________, _______

                                     Between

         The Israel Land Administration, which manages the lands of the State of Israel, the Development Authority and the Jewish National Fund (to be referred to hereinafter as the "Lessor"), whose address for the purpose of this contract is: Government Campus, Upper Nazareth, zip code 17105, P.O.B. 80 of the first part;

                                       And

         On Track Innovations Ltd.                   I.D./Company No. 520042862

         (hereinafter: the "Lessee"), whose address for the purpose of this contract is: P.O.B. 32, Rosh Pina, of the second part;

                                    Preamble

The preamble to the lease contract constitutes an integral part of the terms and conditions of the lease, and together therewith constitutes the lease contract. The said terms and conditions of the lease have been published in Official Gazette No. 4818 on November 4, 1999.

Whereas the State of Israel / the Development Authority owns the land specified in this preamble below (hereinafter: the "Lot"); and

Whereas a building or buildings (hereinafter: the "Buildings") which were erected prior to the effective date of this lease contract, are constructed on the Lot; and

Whereas insofar as the Buildings have not been constructed to the stage allowing the occupation thereof and/or full use thereof for the purpose of the lease, the Lessee declares that it undertakes to complete the construction of the Buildings so as to render them fit for such intended use, no later than one year after the Administration's signing of this contract, and that it is aware that this undertaking constitutes a fundamental condition of this contract; and

Whereas the Lessor has agreed to lease the Lot to the Lessee, including all that is constructed thereon and permanently fixed thereto (hereinafter: the "Fixtures") (the Lot and Fixtures shall be referred to hereinafter as the "Leased Premises"), with the condition-precedent that the Lessee's undertakings - either under a development contract with the Lessor or under another agreement with the Lessor - shall have been fulfilled in full in the period preceding the effective date of this lease contract; and

Whereas the parties agree that for the sake of convenience only, the Lessee shall sign a copy of this lease contract without such signature binding the Lessor, pending the Lessee's fulfillment of the aforementioned undertakings in full. The parties hereby explicitly agree that the lease contract shall become effective only after the Lessor shall also sign the same, and only if the Lessee shall have fulfilled its foregoing undertakings to the Lessor. So long as the Lessor shall not have signed the lease contract, the terms hereof shall not be binding upon the parties, and the Lessee's signature alone on the lease contract shall confer thereon no right hereunder. The date on which the Lessor shall sign the lease contract shall be deemed as the date of signing hereof; and

Whereas upon commencement of the lease period, the Administration surrendered the possession of the Leased Premises to the Lessee or to the persons who had lease rights in the Leased Premises before the Lessee, and insofar as the Leased Premises are occupied, the Lessor is subject to no obligation to vacate them and/or to bear the costs of such vacation; and

Whereas the Lessee hereby declares that it is subject to no limitation with respect to its entering into this contract with the Lessor pursuant to the provisions of Section 19(a)(3) hereof, and that it is aware that the Lessor is prepared to enter into this lease contract therewith only upon this fundamental condition precedent; and

Whereas pursuant to the provisions of the treaty between the State of Israel and the Jewish National Fund (hereinafter: the "Fund"), published in Official Gazette No. 1456 of Sivan 11, 5728, p. 1597, the management of land owned by the Fund, including the leasing thereof and the granting or denial of consent for the transfer of the lease rights therein, shall be made by the Lessor subject to the Fund's memorandum and articles of incorporation, and the Lessee hereby declares that it is aware that if the Lot, in whole or in part, is owned by the Fund, or will be owned by the Fund, it shall be subject to the provisions of such treaty, and that the Lessor is prepared to enter into this lease contract therewith only upon this fundamental condition precedent; and

Whereas if the purpose of the lease is industry, crafts or tourism then, in addition to the following terms and conditions of the lease, the lease under this contract shall also be subject to the following terms in this preamble:

                  (a) if the purpose of the lease is industry or crafts, and the Lessee shall ask the Lessor for its consent to change the type of industry or crafts set forth in the Purpose of the Lease, the Lessor shall be entitled to condition its consent therefor, inter alia, on a change in the duration of the term of the lease in accordance with the Lessor's decisions as being from time to time, and on the receipt of a recommendation from the Ministry of Industry and Trade for the requested change in the type of industry or craft and for the duration of the term of the lease recommended thereby for such purpose.

                  (b) if the purpose of the lease is industry, crafts or tourism, then, in addition and subject to all the other terms and conditions in the followings Sections 9 and 14, the Lessee shall be required to attach to its request to make any of the changes set forth in Section 9 or to transfer rights under this contract as set forth in Section 14, as the case may be, a suitable and valid recommendation from the Ministry of Industry and Trade or the Ministry of Tourism, as the case may be. The Lessor shall not consent to any such request by the Lessee unless the Lessee shall produce such valid recommendation.

                  (c) The "Ministry of Industry and Trade", the "Ministry of Tourism" - including any other governmental ministry responsible for matters of the type of the Purpose of the Lease; and all in accordance with the decisions of the Israel Land Council or the decisions of the Lessor, and as required from time to time as the case may be. And;

Whereas the terms used in this contract shall be interpreted in accordance with the following recitals, unless the context of the contract prescribes otherwise:

         "Lot": the lot described in the plan attached to the agreement between the Lessee and the housing company or in the plan attached hereto which was prepared by the Lessor, the details of which are as follows:

                  Location: Rosh Pina       Area: approximately 8,262 m2

                  Registered block: 13953 Parcels: 57 (in part), 59 (in part), 62 (in part), 63 (in part), 65 (in part), 66 (in part), 67 (in part), 68 (in part), 73 (in part)

                  Lot(s) No. 17, part 4, No. 117, No. 118, No. 119 part H
                  pursuant to Detailed  Zoning Plan No. AG/MK/BT/191/003

         "Date of Approval of the Transaction": the date on which the transaction contemplated in this contract is approved by the Lessor's management.

         "Term of the Lease": 49 years, from the Date of Approval of the Transaction, i.e., from September 15, 1998 until September 14, 2047.

         "Additional Term of Lease": 49 years from the end of the Term of the Lease.

         "Purpose of the Lease": industry and crafts - high-tech plant.

         "Construction Capacity": ___ % per floor, on 3 floors, totaling ___%, constituting ___ rooms/units and amounting to 8,262.0 constructed m2.

         "Rent":

                  Annual rent for the entire Term of the Lease, to be paid to the Lessor in advance, such rent being capitalized according to the Lessor's custom (hereinafter: "Capitalized Rent").

                  The capitalized usage fee deposited with the Lessor prior to the signing of this lease contract, if any, shall be deemed as payment of the Capitalized Rent.

         "Basic Value of the Lot": NIS 946,100.91 (nine hundred forty six thousand and one hundred NIS + 91 Ag.) as of the foregoing Date of Approval of the Transaction.

         "Basic Index": the latest consumer price index known on the foregoing Date of Approval of the Transaction.

         "Designation": industrial zone. And;

    Whereas if the Lessee comprises more than one person or corporation, the undertakings of the persons or corporations constituting the Lessee shall be joint and several, whereas their rights under this contract shall be joint only; and

    Whereas in addition to the following terms and conditions of the lease contract, the following special conditions shall apply:

         The entrepreneur is aware that the recommendation of the Ministry of Industry and Trade for an exemption from a tender provides that the minimum main area for construction shall be 2,600 m2.

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         The construction of 2,600 m2 shall be deemed by the Administration as the fulfillment of the terms and conditions of the development agreement and shall enable the conversion thereof into the lease contract.

         All of the foregoing shall be in addition to the fulfillment of the other terms and conditions of the transaction.

         ***

         The allotment based on Plan B/BT/300 which enables maximum utilization at the rate of 100% on 3 floors includes 20% for service areas. And;

    Whereas in addition to the terms and conditions of the lease contract published as aforesaid, special terms and conditions and/or an addendum to the lease contract shall apply at the time of parceling of the Lot, as specified and attached hereunder,

The parties agree that the plan, the special terms and conditions and the 0addendum to the lease contract as aforesaid constitute an integral part of the preamble and of the terms and conditions published as aforesaid.

          In witness whereof, the parties have hereto set their hands:

                                          [ Stamp of On Track Innovations Ltd. ]

The Lessor:                                             The Lessee:

1.   Name .....................................         1.    Name Oded Bashan
     Title ....................................               I.D. 00587752-7
     Signature ................................               Signature (-)
                                                              [ Stamp of On
                                                              Track Innovations
                                                              Ltd. ]
2.   Name         SONYA BAR SHALOM
     Title        DISTRICT TRANSACTION COMMISSIONER     2.    Name Roni Gilboa
     Signature    (-)                                         I.D. 054299573
                                                              Signature (-)

Certifier:

I, the undersigned, do hereby certify that I have identified the said Lessee by identification papers presented to me, and that the Lessee has signed this contract in my presence.

Name Hila Hubsch..         Title Attorney   Verifier's signature (-)
                                            [ Stamp of Hila Hubsch, Adv. ]

                       [ Text accompanying physical plan ]

                           Israel Land Administration

                                Northern District

                        Mapping and Surveying Department

================================================================================
                                Work No. 691/113
================================================================================

District:                  NORTH

Division:                  Z'FAT

Town / Village:            ROSH PINA

Local Council:

Regional Council:

Place:                     ROSH PINA

Blocks:                    13953    |        |       |

Parcels:                   57, 59, 62, 63, 65-68, 73

Scale:                     1:1250

Purpose of plan:           ON TRACK INNOVATIONS LTD.
                           LOTS: 17/4, 117, 118, 119H

Area:                      8,262 DUNAM

[ Stamp and signature of M. Strulovitz, Certified Surveyor, License No. 423 [??
- unclear, hidden by signature], District Commissioner of Mapping and Surveying, I.L.A. Northern District ]

[ Stamp and signature: Israel Land Administration, on behalf of the State, on behalf of the Development Authority, on behalf of the Jewish National Fund ]

Comments:

1.       The encircled numbers indicate parcels by block.

2. This plan is based on registered block map [unclear word] No. 13953. This plan is based on plan for registration purposes No. _______
         This plan is based on [unclear word] block map No. __________
         This plan is based on aerial photo plan __________
         This plan is based on detailed zoning plan No. Z/BT/300, effective (in deposit) August 28, 1995.
         This plan is based on a surveying plan by Certified Surveyor Pinkas and Son No. 489 of January 13, 1994.
         This plan is based on a measurement by the Mapping and Surveying Department of the I.L.A. Northern District dated __________ Certified Surveyor
_________

3.       The plan was drawn by Tova A. on September 27, 1995
         Checked by __________ on ____________

4.       Changes in the plan:
                                   Change made on August 11, 1998       by Tova,
                                   checked by ______________
                                   Change made on July 30, 2001         by Tova,
                                   checked by ______________
                                   Change made on ____________  by ____,
                                   checked by ______________